Income Taxes - Reconciliation of the Effective Income Tax Rate and the U.S. Statutory Federal Income Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Reconciliation of the effective income tax rate and the U.S. statutory federal income tax rate
U.S. statutory federal income tax rate (as percent)	35.00%	35.00%	35.00%
State and local income taxes, net of federal benefit (as percent)	0.30%	2.70%	2.80%
Difference between U.S. and foreign tax rates (as percent)	0.70%	(2.60%)	(0.30%)
Tax credits (as percent)	0.10%	(2.10%)	(0.70%)
Domestic manufacturing deduction (as percent)		(5.90%)	(4.00%)
Percentage depletion	0.70%	(4.10%)	(1.40%)
Net change in unrecognized tax benefits (as percent)	0.30%	(9.70%)	(1.10%)
Change in valuation allowance (as percent)	(0.50%)	(0.90%)	(1.60%)
Goodwill impairment (as percent)	(31.50%)	1.50%
Non-deductible interest		1.00%
Other, net (as percent)	(0.30%)	2.70%	(2.20%)
Effective Income Tax Rate Reconciliation, Percent, Total	4.80%	17.60%	26.50%